Share capital	12 Months Ended
Dec. 31, 2019
Share capital [Abstract]
Share capital
9.	Share capital

As of December 31, 2019 and 2018, the issued share capital amounted to CHF 1,437,351 and CHF 1,351,364 respectively and comprised of Common Shares of 71,859,431 and 67,562,333, respectively.

The table below summarizes the Company’s capital structure:

	Common Shares Number	in CHF thousands
		Share Capital	Share Premium
December 31, 2017	57,355,188	1,147	188,299
Issuance of Shares – Incentive Plans	207,145	4	537
Issuance of Shares – Public offering, net of transaction costs	10,000,000	200	109,313

December 31, 2018	67,562,333	1,351	298,149
Issuance of Shares – Incentive Plans	681,770	13	672
Conversion of Note Agreement, net of transaction costs	3,615,328	73	47,705
December 31, 2019	71,859,431	1,437	346,526

The Common Shares nominal values of CHF 0.02 per share are fully paid in.

Convertible Note Agreement

The Company and Lilly entered into a convertible note agreement effective January 23, 2019 for USD 50.0 (CHF 50.3) million. On April 25, 2019, the Convertible Note Agreement with Lilly automatically converted in line with the terms of the agreement. As a result of this conversion, 3,615,328 of our common shares were issued to Lilly. This note is now fully settled and there is no further equity or cash consideration due to Lilly thereunder.

Follow-On Offerings

On July 24, 2018, the Company announced that it had closed the first subscription rights offering and underwritten primary offering of its common shares, and that the underwriters had exercised in full their option to purchase an additional 1,108,695 shares at a price per share of USD 11.75. The underwriters’ exercise of the option to purchase additional shares brought the total number of common shares sold by the Company to 8,500,000 shares, resulting in total gross proceeds raised in these offerings, before underwriting discounts and estimated expenses of the offering, to approximately USD 99.9 (CHF 98.9) million. On July 20, 2018, the Company commenced a second subscription rights offering of up to 1,500,000 shares. At closing of the second subscription rights offering on July 31, 2018, the Company issued 1,500,000 additional common shares, resulting in gross proceeds of approximately USD 17.6 (CHF 17.4) million.

At the conclusion of these three offerings, the Company raised gross proceeds of USD 117.5 (CHF 116.3) million. Net underwriting fees and transaction costs totaled CHF 6.8 million for a net total of CHF 109.5 million. Transaction costs associated with these offerings and related to the issuance of new shares were charged directly against the share premium account thereby reducing the total equity reported.

Shelf Registration Statement

On May 4, 2018, the Company filed a shelf registration statement on Form F-3 (Reg. No. 333-2246694) (the “Shelf Registration Statement”) with the SEC. The Shelf Registration Statement was declared effective by the SEC on June 8, 2018.

The Shelf Registration Statement allows the Company to offer and sell, from time to time, up to USD 350,000,000 of common stock, debt securities, warrants, purchase contracts, units, subscription rights or any combination of the foregoing in one or more future public offerings. The terms of any future offering would be determined at the time of the offering and would be subject to market conditions and approval by the Company’s Board of Directors. Any offering of securities covered by the Shelf Registration Statement will be made only by means of a written prospectus and prospectus supplement authorized and filed by the Company.

Since the Company raised USD 117.5 (CHF 116.3) million in its three offerings completed in July 2018, the Company may execute one or more future offering of securities covered by the Shelf Registration Statement up to USD 232.5 million.